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Intra-Cellular Therapies, Inc.

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Intra-Cellular Therapies Announces Board of Director Nominations in Advance of 2021 Annual Meeting

Board of Directors Nominates Sir Michael Rawlins GBE M.D., FRCP, FMedSci, Former Chairman of the UK’s Medicines and Healthcare products Regulatory Agency (MHRA), as a New, Independent Director

New York, April 20, 2021 – Intra-Cellular Therapies, Inc. (Nasdaq: ITCI) today announced the nominations of Sir Michael Rawlins and Joel S. Marcus to stand for election to the Company’s board of directors at its 2021 annual meeting of stockholders, scheduled for June 21, 2021. Sir Michael Rawlins is being nominated as a new independent director of the board and Joel Marcus is being nominated for re-election to the board.

“We are excited to announce the nomination of Sir Michael Rawlins as we look forward to the potential approval of CAPLYTA for bipolar depression and the Company’s continued growth,” said Dr. Sharon Mates, Chairman and CEO of Intra-Cellular Therapies. “Sir Michael’s extensive regulatory experience and product development expertise will be beneficial to the Company as we execute on our strategies for future growth. We are also grateful to Joel Marcus for his continued service and the strong leadership he provides.”

Additionally, the Company announced that, effective as of the 2021 annual meeting of stockholders, Dr. Christopher Alafi, will have completed his term as a board member and will no longer serve as a director for the Company.

About Sir Michael Rawlins M.D., GBE FRCP FMedSci

Sir Michael was the chairman of the Medicines and Healthcare products Regulatory Agency (MHRA) from 2014 to 2020. He previously served on the Company’s board from 2013 to 2014 until he was required to resign pursuant to MHRA independence policies in connection with assuming his leadership role in 2014. He is a clinical pharmacologist and specialist in internal medicine. He was the chair of the National Institute for Health and Care Excellence (NICE) from 1999 to 2013. He was professor of clinical pharmacology in Newcastle, United Kingdom, and physician at the Newcastle Hospitals, from 1999 to 2006. He was chairman of the Committee on Safety of Medicines (1992-1998), chairman of the Advisory Council on the Misuse of Drugs (1998-2008) and founding chairman of the National Institute for Clinical Excellence (1999-2013). He is a past president of the Royal Society of Medicine (2012-2014). Currently, Sir Michael is an honorary professor at the London School of Hygiene and Tropical Medicine, and emeritus professor at the University of Newcastle upon Tyne. Sir Michael was appointed Knight Grand Cross of the Order of the British Empire (GBE) in 2017. The honor is for services to the safety of medicines, healthcare and innovation and comes after more than three decades at the forefront of innovation, development and leadership in the public health sector.

About Intra-Cellular Therapies

Intra-Cellular Therapies is a biopharmaceutical company founded on Nobel prize-winning research that allows us to understand how therapies affect the inner-workings of cells in the body. The company leverages this intracellular approach to develop innovative treatments for people living with complex psychiatric and neurologic diseases.

Additional Information and Where to Find It

Intra-Cellular Therapies, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the matters to be considered at the Intra-Cellular Therapies 2021 annual meeting of stockholders. Intra-Cellular Therapies intends to file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from stockholders. STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ SUCH DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION. Information regarding ownership of Intra-Cellular Therapies stock and other securities by Intra-Cellular Therapies’ directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, which can be found through the Intra-Cellular Therapies website (www.intracellulartherapies.com) in the section “Investors” or through the SEC’s website at www.sec.gov. Additional information about Intra-Cellular Therapies’ directors and executive officers and their interests is set forth in Intra-Cellular Therapies’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 25, 2021, and Intra-Cellular Therapies’ definitive proxy statement for its 2021 annual meeting of stockholders, once it is filed with the SEC which is expected on or about April 29, 2021, and in Intra-Cellular Therapies other SEC filings, which can be found through Intra-Cellular Therapies’ website (www.intracellulartherapies.com) in the section “Investors” or through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with Intra-Cellular Therapies’ 2021 annual meeting of stockholders. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Intra-Cellular Therapies with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Intra-Cellular Therapies’ website at www.intracellulartherapies.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include statements regarding, among other things, our director nominees; the therapeutic value, clinical and non-clinical development plans, potential regulatory approval, and commercial potential of our drug product candidates; and development efforts and plans under the caption “About Intra-Cellular Therapies.” All such forward-looking statements are based on management’s present expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements. These risks and uncertainties include but are not limited to the following: our current and planned clinical trials or other studies for our product candidates may not be successful or may take longer and be more costly than anticipated; product candidates that appeared promising in earlier research and clinical trials may not demonstrate safety and/or efficacy in larger-scale or later clinical trials; our proposals with respect to the regulatory path for our product candidates may not be acceptable to the FDA; our reliance on collaborative partners and other third parties for development of our product candidates; the COVID-19 pandemic may negatively impact the conduct of, and the timing of enrollment, completion and reporting with respect to, our clinical trials; any other impacts on our business as a result of or related to the COVID-19 pandemic; and the other risk factors detailed in our public filings with the Securities and Exchange Commission. All statements contained in this press release are made only as of the date of this press release, and we do not intend to update this information unless required by law.

Contact:

Intra-Cellular Therapies, Inc.

Juan Sanchez, M.D.

Vice President, Corporate Communications and Investor Relations

646-440-9333

Burns McClellan, Inc.

Lisa Burns

jgrimaldi@burnsmc.com

212-213-0006